Sender                                           Name company                                           :           Wilgenhaege Stedekroon N.V.
Name                                                                    :           R.L. Voskamp
Subject	:	Real Estate Amersfoort en Emmen,
The Netherlands

Intended for:                                           Name                      company                      :           Royal Invest Europe B.V.
Attention of                                                                  :           D. Havenaar
Address                                                                         :           Ditlaar 7
Postal code/Place                                                         :           1066 EE  AMSTERDAM
Telefax number                                                             :           +31 (0)20-6761052
Telephone number                                                      :           +31 (0)20-6720026
E-mail                                                                             :           info@faijdherbe-vastgoed.nl
Number of pages                                                         :           2

Date                                                                               :           14 June, 2007 Hoofddorp,
                                      The Netherlands

Dear Mr Havenaar,

By means of this letter I hereby confirm our verbal agreement with respect to the following real estate objects;

Object 1:	Office building in Amersfoort, The Netherlands, Nijverheidsweg Noord 72. Free Rentable Surface: 8.713 m2.
Tenant	Norit N.V.
Lease term	expiry date December 20, 2016
Lease	€ 417.590 annually

Object 2:	Office building with shopping strip in Emmen, The Netherlands, De Weiert 24, 30, 34.
Free Rentable Surface: 4.402 m2 offices and 680 m2 shopping area.

Tenant 1:	Dutch Government
Lease term	expiry date January 1, 2010
Lease	€ 438.634 annually

Tenant 2:	ANWB (331 m2 shopping area)
Lease term	expiry date November 30, 2011
Lease	€ 93.530 annually

Tenant 3:	Efes Doner Kebab
Lease term	expiry date February 28, 2011
Lease	€ 22.231 annually

Tenant 4:	Linolux
Lease term	expiry date March 31, 2010
Lease	€ 30.945 annually

Seller:	Wilgenhaege Stedekroon N.V.

Buyer:	Royal Invest Europe or any party to be appointed buy Royal Invest Europe

Transfer of property:	Latest November 1, 2007 or so much earlier as agreed by parties.

Purchase Price:	€ 13.750.000 (excluding real estate transfer tax and other transfer cost)

Notary Public:	to be defined by buyer

We trust hereby to have correctly described our deal and look forward receiving your agreement (by signing of this letter).

Awaiting the signed copy, yours sincerely,

Drs. Ing R.L. Voskamp	In agreement,

subject to approval of the board of directors of royal Invest international Corp.,

on behalf of
Royal Invest Europe B.V.

D. Havenaar
June 14 2007